UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 8, 2024, Take-Two Interactive Software, Inc. (the “Company”) completed its add-on offering and sale of $350 million aggregate principal amount of its senior notes, consisting of $50 million additional principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”) and $300 million additional principal amount of its 4.950% Senior Notes due 2028 (the “2028 Notes”). The additional 2026 Notes and 2028 Notes (the “New Notes”) were issued as additional notes under the existing Indenture (as defined below) pursuant to which the Company previously issued $500 million aggregate principal amount of its 5.000% Senior Notes due 2026 and $500 million aggregate principal amount of its 4.950% Senior Notes due 2028 (the “Existing Notes” and, together with the New Notes, the “Notes”), all of which remain outstanding. The New Notes have the same terms as the respective series of Existing Notes other than the date of issuance and the initial offering price, are treated as a single series of securities with the respective series of Existing Notes under the Indenture, are fungible with the respective series of Existing Notes for U.S. federal income tax purposes and have the same respective CUSIP numbers as the Existing Notes.

All of the Notes were issued under the indenture, dated as of April 14, 2022 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), which is incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022, and (i) the fifth supplemental indenture, with respect to the 2026 Notes and (ii) the sixth supplemental indenture, with respect to the 2028 Notes (collectively, the “Supplemental Indentures” and together with the Base Indenture, the “Indenture”), each dated as of April 14, 2023, between the Company and the Trustee, which are incorporated by reference to Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2023.

The Notes are the Company’s senior unsecured obligations and rank equally with all of the Company’s other existing and future unsubordinated obligations. The 2026 Notes mature on March 28, 2026 and bear interest at an annual rate of 5.000%. The 2028 Notes mature on March 28, 2028 and bear interest at an annual rate of 4.950%. The Company pays interest on the Notes semi-annually on March 28 and September 28 of each year.

The Notes are not entitled to any sinking fund payments. The Company may redeem each series of the Notes at any time in whole or from time to time in part at the applicable redemption prices set forth in each Supplemental Indenture.

Upon the occurrence of a Change of Control Repurchase Event (as defined in each of the Supplemental Indentures) with respect to a series of the Notes, each holder of the Notes of such series will have the right to require the Company to purchase that holder’s Notes of such series at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of repurchase, unless the Company has exercised its option to redeem all the Notes.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable immediately. If any other event of default specified in the Indenture occurs and is continuing with respect to any series of the Notes, the Trustee or the holders of at least 25% in aggregate principal amount of that series of the outstanding Notes may declare the principal of such series of Notes immediately due and payable.

The Indenture contains certain limitations on the ability of the Company and its subsidiaries to grant liens without equally securing the Notes, or to enter into certain sale and lease-back transactions. These covenants are subject to a number of important exceptions and limitations, as further provided in the Indenture.

The foregoing description of the Notes, the Base Indenture and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 2.03.	Creation of Direct Financial Obligation.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On January 4, 2024, the Company entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule 1 thereto, in connection with the underwritten public add-on offering of the New Notes. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein. The New Notes were offered pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-264153) filed with the SEC, as supplemented by the preliminary prospectus supplement filed with the SEC on January 4, 2024 and final prospectus supplement filed with the SEC on January 8, 2024.

On January 4, 2024 the Company issued a press release announcing the pricing of its add-on offering of the New Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

Statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: risks relating to the Company’s combination with Zynga Inc.; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; the Company’s dependence on key management and product development personnel; the Company’s dependence on its NBA 2K and Grand Theft Auto products and its ability to develop other hit titles; the Company’s ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting its mobile business, such as player acquisition costs; the timely release and significant market acceptance of the Company’s games; and the ability to maintain acceptable pricing levels on the Company’s games.

Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section therein titled “Risk Factors,” the Company’s most recent Quarterly Report on Form 10-Q, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated as of January 4, 2024, by and among the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule 1 thereto.

4.1	Base Indenture, dated as of April 14, 2022, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2022)

4.2	Fifth Supplemental Indenture, dated as of April 14, 2023, between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2023)

4.3	Sixth Supplemental Indenture, dated as of April 14, 2023, between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2023)

4.4	Form of Global Note representing 5.000% Senior Notes due 2026 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2023)

4.5	Form of Global Note representing 4.950% Senior Notes due 2028 (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2023)

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated January 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary
Date: January 8, 2024